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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 15, 2004

                            NATIONAL WATERWORKS, INC.
       ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                      333-102430                 05-0532711
------------------------       ------------------------      -------------------
(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)


                          200 WEST HIGHWAY 6, SUITE 620
                                WACO, TEXAS 76712
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (254) 772-5355

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) Mechelle Slaughter resigned as Chief Financial Officer and Secretary, effective January 5, 2005. Phil Keipp, currently Vice President and Controller, will succeed Ms. Slaughter as Chief Financial Officer.

      On October 15, 2004, National Waterworks, Inc. issued a press release announcing the resignation of Ms. Slaughter as Chief Financial Officer and Secretary, and the appointment of Mr. Keipp as Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      Exhibit No.       Document
      -----------       --------
      99.1              Press release dated October 15, 2004.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL WATERWORKS, INC.
                                                 (Registrant)
Date: October 15, 2004

                                          By:     /s/ Harry K. Hornish, Jr.
                                               ----------------------------
                                               Name:  Harry K. Hornish, Jr.
                                               Title: President and Chief
                                                      Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.       Document
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
99.1              Press Release dated October 15, 2004




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